SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

VISUAL DATA CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	000-22849	65-0420146

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

Registrant’s telephone number, including area code: (954)917-6655

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.	Description

99.1	News Release issued by Visual Data Corporation on May 14, 2003

Item 9. Regulation FD Disclosure.

     On May 14, 2003, Visual Data Corporation issued a news release reporting its results for three and six months ended March 31, 2003. The press release also contained continuing operations EBITDA (earnings before income taxes, depreciation and amortization, as well as a non-cash option expense) information for Visual Data. A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing..

Item 12. Results of Operations and Financial Condition.

     See Item 9.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Visual Data Corporation

Date: May 14, 2003	By: /s/ Randy S. Selman

Randy S. Selman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued by Visual Data Corporation on May 14, 2003

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